                                FORM OF ELECTION

            (To accompany certificates or guarantees of delivery for shares of Common Stock of The Leslie Fay Company, Inc.)

            Please follow carefully the instructions contained below

    IF YOU WANT TO RECEIVE CASH FOR SOME OR ALL OF YOUR SHARES IN THE MERGER, THIS FORM OF ELECTION, PROPERLY COMPLETED AND EXECUTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED BELOW, TOGETHER WITH YOUR CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF THE LESLIE FAY COMPANY, INC. OR A VALID GUARANTEE OF DELIVERY THEREOF, MUST BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "EXCHANGE AGENT") PRIOR TO THE CLOSE OF BUSINESS (5:00 P.M., NEW YORK CITY TIME) ON TUESDAY, AUGUST 17, 1999.

    COMPLETE THIS FORM OF ELECTION ONLY IF YOU WANT TO RECEIVE CASH IN THE MERGER FOR SOME OR ALL OF YOUR SHARES. DO NOT COMPLETE THIS FORM OF ELECTION IF YOU WANT TO KEEP ALL OF YOUR SHARES.

    NOTWITHSTANDING THE ELECTION MADE BELOW, THE NUMBER OF SHARES THAT MAY BE CONVERTED INTO THE RIGHT TO RECEIVE CASH IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.

                                EXCHANGE AGENT:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

              BY MAIL:                       FACSIMILE TRANSMISSION             BY HAND /OVERNIGHT DELIVERY:
     40 Wall Street, 46th Floor        (FOR ELIGIBLE INSTITUTIONS ONLY):         40 Wall Street, 46th Floor
         New York, NY 10005                      (718) 234-5001                      New York, NY 10005
Attention: Reorganization Department                                        Attention: Reorganization Department
                                             CONFIRM BY TELEPHONE:
                                                 (718) 921-8200
                                             FOR INFORMATION CALL:
                                                 (718) 921-8200

    This Form of Election, Certificates (as defined below) and any other required documents should be sent by each holder of shares of Common Stock, par value $.01 per share ("Common Stock"), of The Leslie Fay Company, Inc. (the "Company") to the Exchange Agent at one of the addresses set forth above. Delivery of this Form of Election to an address other than as set forth above or transmission to a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Form of Election should be read carefully before this Form is completed. If you have any questions regarding this Form of Election, please call the Exchange Agent toll free in the United States at 800-937-5449 or collect at 1-718-921-8200.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned, pursuant to the terms of an Agreement and Plan of Merger dated as of May 12, 1999 (the "Merger Agreement") among the Company, Three Cities Fund II, L.P. ("Fund II"), Three Cities Offshore II C.V. (together with Fund II, the "Buyers") and TCR Acquisition Sub Co., a corporation that is wholly-owned by the Buyers ("Merger Sub"), hereby deposits, has previously deposited with the Exchange Agent or has agreed to deliver pursuant to the guaranteed delivery procedures set forth below the stock certificates (the "Certificates") identified in Column 1 of Box A below representing the total number of shares of Common Stock set forth in Column 2 of Box A, of which the total number of shares of Common Stock set forth in Column 3 of Box A are surrendered with the request that the total number of shares of Common Stock listed in such column be converted into the right to receive cash in the merger of Merger Sub into the Company (the "Merger") at the rate of $7.00 per share, without interest, and the remainder of such shares remain shares of Common Stock. THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE HAS RECEIVED THE PROXY STATEMENT OF THE COMPANY DATED JULY 30, 1999 AND UNDERSTANDS AND AGREES THAT, NOTWITHSTANDING THE ELECTION MADE BELOW, THE NUMBER OF SHARES OF THE UNDERSIGNED THAT MAY BE CONVERTED INTO THE RIGHT TO RECEIVE CASH IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.

    Capitalized terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

    NONE OF THE COMPANY, THE COMPANY'S BOARD OF DIRECTORS, THE BUYERS OR MERGER SUB MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS OF THE COMPANY SHOULD ELECT TO RECEIVE CASH OR KEEP THEIR SHARES OF COMMON STOCK. EACH STOCKHOLDER MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION.

    The undersigned represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Certificate(s) shall pass only after the Exchange Agent has actually received the Certificate(s). ALL questions as to the validity, form and eligibility of any election and surrender of the Certificate(s) hereunder shall be determined by the Exchange Agent or the Company, and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the cancellation and retirement of the shares of Common Stock delivered herewith or covered by a guarantee of delivery. No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    The undersigned understands that if the holders of more than 2,111,966 shares of Common Stock elect to receive cash, there will be a pro rata reduction so that all of the holders who elect to receive cash will receive cash for some of their shares and keep the remainder of their shares. If you make an election to receive cash and the resulting pro rata reduction would provide you with cash for a fractional share of Common Stock, the number of shares of Common Stock for which you will receive $7.00 per share will be rounded down to the nearest whole share. Unless otherwise indicated in the box entitled "Special Issuance and Payment Instructions" (Box B), please issue any check and register any certificate for shares of Common Stock in the name of the registered holder(s) of the shares of Common Stock appearing below. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" (Box C), please mail any check and any certificate for shares of Common Stock to the registered holder(s) of the shares of Common Stock at the addresses of the registered holder(s) appearing below under the box entitled "Election and Description of Shares Deposited." In the event that the box entitled "Special Issuance and Payment Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue any check and any certificate for shares of Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

    THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ACCEPTANCE AND DELIVERY OF ANY FORMS OF ELECTION BY OR TO THE EXCHANGE AGENT (OR ANY OTHER AUTHORIZED PERSON) WILL NOT OF ITSELF CREATE ANY RIGHT TO RECEIVE CASH IN EXCHANGE FOR THE SHARES OF COMMON STOCK LISTED ON THIS FORM OF ELECTION AND THAT SUCH RIGHT WILL ARISE ONLY IF THE MERGER IS CONSUMMATED AND ONLY TO THE EXTENT PROVIDED IN THE MERGER AGREEMENT. THE UNDERSIGNED FURTHER UNDERSTANDS AND AGREES THAT THE ELECTION MADE ON THIS FORM SHALL BE IRREVOCABLE UNLESS IT IS PROPERLY REVISED OR WITHDRAWN IN ACCORDANCE WITH INSTRUCTION E.L. OR E.2. OF THIS FORM.

              BOX A: ELECTION AND DESCRIPTION OF SHARES DEPOSITED

--------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS OF HOLDER OF RECORD AS SHOWN ON RECORDS OF THE LESLIE FAY COMPANY, INC.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                       CERTIFICATE(S) DEPOSITED (ATTACH SEPARATE SCHEDULE IF NECESSARY)
--------------------------------------------------------------------------------------------------------------
         COLUMN 1                    COLUMN 2                    COLUMN 3                    COLUMN 4

                               NUMBER OF SHARES OF
                                   COMMON STOCK            NUMBER OF SHARES OF         NUMBER OF SHARES OF
  CERTIFICATE NUMBER(S)           REPRESENTED BY             COMMON STOCK FOR            COMMON STOCK FOR
    DELIVERED HEREWITH       CERTIFICATES IN COLUMN 1     WHICH CASH IS ELECTED     WHICH CASH IS NOT ELECTED
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 TOTAL....................
--------------------------------------------------------------------------------------------------------------

    ALL SHARES OF COMMON STOCK REPRESENTED BY CERTIFICATES LISTED IN COLUMN 1 WILL NOT BE DEEMED TO HAVE BEEN SURRENDERED FOR CASH (SUBJECT TO PRORATION) UNLESS OTHERWISE INDICATED IN COLUMN 3. THE TOTAL NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 3 AND COLUMN 4 SHOULD EQUAL THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 2. IF THE TOTAL NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 3 AND COLUMN 4 IS LESS THAN THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 2, THE DIFFERENCE WILL, UNLESS OTHERWISE REQUESTED IN WRITING, BE RETURNED TO YOU BY THE EXCHANGE AGENT AND DEEMED TO BE SHARES OF COMMON STOCK OF THE COMPANY FOLLOWING THE MERGER ("NON-CASH ELECTION SHARES"). IF THE TOTAL NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 3 AND COLUMN 4 IS GREATER THAN THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 2, ONLY THE EXCESS, IF ANY, OF THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 2 OVER THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 4 WILL BE DEEMED TO BE CASH ELECTION SHARES, AND THE NUMBER OF SHARES OF COMMON STOCK LISTED IN COLUMN 4 WILL, UNLESS OTHERWISE REQUESTED IN WRITING, BE RETURNED TO YOU BY THE EXCHANGE AGENT AND DEEMED TO BE NON-CASH ELECTION SHARES.

-----------------------------------------------------

  BOX B:

                              SPECIAL ISSUANCE AND
                              PAYMENT INSTRUCTIONS

      To be completed ONLY if the check and/or the certificate(s) for shares of Common Stock are to be issued in the name of someone other than the person(s) in whose name(s) the Certificate(s) representing the shares of Common Stock listed on this Form of Election are registered. (Unless otherwise indicated in Box C, the check and/or Certificate(s) will be mailed to the address indicated in Box B.)

  Issue check and/or Certificate(s) for shares of Common Stock to:
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                           (See Substitute Form W-9)

-----------------------------------------------------
-----------------------------------------------------

  BOX C:

                         SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check representing any cash issued for shares of Common Stock listed in Column 3 on this Form of Election and (ii) the Certificate(s) representing any shares listed in Column 4 on this Form of Election.

  Mail check and/or Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                           (See Substitute Form W-9)

-----------------------------------------------

--------------------------------------------------------------------------------

  BOX D:

                                   SIGN HERE

                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ____________________________________________________________________________

  ____________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

  ____________________________________________________________________________

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: (   )_______________________________________

  Taxpayer Identification or Social Security Number: _________________________
                                             (SEE SUBSTITUTE FORM W-9)

  Dated: _______, 1999

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction G.5.)

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS B AND G)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

  YOU NEED A SIGNATURE GUARANTEE ONLY IF CHECKS IN PAYMENT OF CASH AND/OR ANY NEW SHARE CERTIFICATE(S) ARE NOT PAYABLE TO THE ORDER OF AND/OR REGISTERED IN EXACTLY THE SAME NAME AS INSCRIBED ON THE SURRENDERED CERTIFICATE(S).

  Authorized Signature(s): ___________________________________________________

  Name: ______________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BOX E:
                                                 GUARANTEE OF DELIVERY
                            (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
    The undersigned, a firm described by the appropriate box checked below, guarantees delivery to the Exchange Agent of the certificates representing shares of Common Stock to which this Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of the Company, no later than 5:00 P.M., New York City time, on Friday, August 20, 1999.
   / /     a broker or dealer
   / /     a bank or savings association
   / /     any other Eligible Institution (as described in
           Instruction 4(b). Please specify the type of Eligible
           Institution below.

--------------------------------------------------------------------------------

                        PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
SUBSTITUTE                   PART I--PLEASE PROVIDE YOUR TIN IN THE                TIN:
FORM W-9                     BOX AT THE RIGHT AND CERTIFY BY              Social Security Number
                             SIGNING AND DATING BELOW                          or Employer
                                                                          Identification Number
Department of                For Payees exempt from backup withholding, see the enclosed Specific
the Treasury, Internal       Instructions and complete as instructed therein.
Revenue Service
PAYOR'S REQUEST FOR          PART II--Certification--Under penalties of perjury, I certify that:
TAXPAYER IDENTIFICATION      (1) The number shown on this form is my correct TIN (or I am writing for
NUMBER ("TIN") AND           a number to be issued to me); and
CERTIFICATION                (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                 Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                 IRS has notified me that I am no longer subject to backup
                                 withholding.
                             SIGNATURE: DATED:

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also, see the enclosed Specific Instructions).

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST ALSO COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Merger made to me thereafter will be withheld until I provide a TIN.
Signature: ________________________________________________ Date: ______________

                INSTRUCTIONS FOR COMPLETION OF FORM OF ELECTION

    If you want to receive $7.00 per share in cash for some or all of your shares of Common Stock in the Merger, this Form of Election should be properly filled in, dated, signed and delivered, together with the Certificate(s) representing the shares of Common Stock currently held by you (unless delivery is guaranteed in Box E ("Guarantee of Delivery") in accordance with Instruction
B), to the Exchange Agent. Please read and follow carefully the instructions regarding completion of this Form of Election set forth below.

    This Form of Election and the election you make herein are subject to the terms and conditions set forth herein, in the Proxy Statement, which has already been mailed to you (or which you are receiving at the same time as this Form of Election), and in the Merger Agreement which is attached as Annex A to the Proxy Statement. Copies of the Proxy Statement may be requested from the Exchange Agent. The delivery of this Form of Election to the Exchange Agent constitutes acknowledgment of the receipt of the Proxy Statement.

    EACH HOLDER OF SHARES OF COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF AND THIS FORM OF ELECTION WITH HIS OR HER FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING UPON AN ELECTION.

A. ELECTION

    This Form of Election provides for your election to receive cash in exchange for some or all of your shares of Common Stock in the Merger. COMPLETE THIS FORM OF ELECTION ONLY IF YOU WANT TO RECEIVE CASH IN THE MERGER FOR SOME OR ALL OF YOUR SHARES. DO NOT COMPLETE THIS FORM OF ELECTION IF YOU WANT TO KEEP ALL OF YOUR SHARES. At your direction, subject to the terms and conditions set forth in this Form of Election, in the Proxy Statement and in the Merger Agreement, each share of Common Stock will either:

    - be converted into $7.00 in cash, without interest, pursuant to a "Cash Election" or

    - remain a share of Common Stock of the Company.

    You may make a Cash Election or keep your shares of Common Stock in any combination that you desire.

    NOTWITHSTANDING THE ELECTION MADE HEREIN, THE NUMBER OF SHARES OF THE UNDERSIGNED THAT MAY BE CONVERTED INTO THE RIGHT TO RECEIVE CASH IN THE MERGER IS SUBJECT TO PRORATION IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT.

    The aggregate number of shares of Common Stock that may elect to receive cash in the Merger is limited to 2,111,966 shares. If the holders of more than 2,111,966 shares elect to receive cash, there will be a pro rata reduction so that all of the holders who elect to receive cash will receive cash for some of their shares and keep the remainder of their shares. Stockholders of the Company who do not make Cash Elections will keep all of their shares of Common Stock.

B. TIME IN WHICH TO MAKE A CASH ELECTION

    In order for a Cash Election to be effective, the Exchange Agent must receive a properly completed Form of Election, accompanied by all stock certificates representing shares of Common Stock currently held by you (or a proper guarantee of delivery, as described below), NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, TUESDAY, AUGUST 17, 1999 (the "Election Date"). If all other conditions set forth in the Merger Agreement have been met or, if permissible, waived, the effective time of the Merger (the "Effective Time") could occur on the same day as adoption of the Merger Agreement by stockholders of the Company. As soon as the date on which the Effective Time is anticipated to occur is determined, the Company will publicly announce such date, although no assurance can be given that the Effective Time will occur on such date. Persons whose stock certificates are not immediately available may also make an election by completing this Form of Election and having Box E ("Guarantee of Delivery") properly completed and duly executed by a bank, a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker, a credit union, a national securities exchange, registered securities association or clearing agency or a savings association (subject to the condition that the Certificate(s), the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m. New York City Time, on the third trading day after the Election Date (the "Guaranteed Delivery Deadline")).

    IF THE EXCHANGE AGENT HAS NOT RECEIVED YOUR PROPERLY COMPLETED FORM OF ELECTION, ACCOMPANIED BY YOUR STOCK CERTIFICATE(S), BY THE ELECTION DATE (UNLESS BOX E (GUARANTEE OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATE(S) ARE RECEIVED BY THE EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE), YOUR SHARES OF COMMON STOCK WILL BE TREATED AS NON-CASH ELECTION SHARES.

C. FAILURE TO MAKE AN EFFECTIVE CASH ELECTION

    If you fail to make an effective Cash Election, or if your Cash Election is deemed by the Exchange Agent or the Company to be defective in any way, any shares covered by this Form of Election will be treated as Non-Cash Election Shares.

D. SHARES AS TO WHICH A CASH ELECTION IS MADE

    You may make a Cash Election with respect to all or any portion of your shares of Common Stock by listing the number of shares of Common Stock for which you wish to make a specific election in the appropriate column on Box A ("Election and Description of Shares Deposited"). If there is insufficient space to list all your Certificate(s) being submitted to the Exchange Agent or to respond to any other request for information, please attach a separate sheet.

E. SPECIAL CONDITIONS

    1. CHANGE OF ELECTION

    You may change any election or revoke or change any other instruction in this Form of Election by written notice, signed and dated by you, to the Exchange Agent accompanied by a properly completed Form of Election. Such written notice must identify the name of the holder of record of the shares of Common Stock subject to such notice and the Certificate number(s) shown on the Certificate(s) representing such shares of Common Stock. The written notice must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date.

    2. WITHDRAWAL OF ELECTION

    The holder of the shares of Common Stock listed on this Form of Election may at any time prior to 5:00 p.m. New York City time on the Election Date withdraw his or her Cash Election by written notice to the Exchange Agent or by withdrawal by written request of any Certificate(s) representing shares of Common Stock listed in connection with the Cash Election made on this Form of Election. If the Merger is abandoned or if a Cash Election is properly and timely withdrawn, Certificates representing shares of Common Stock will be mailed together with this Form of Election to the person whose name appears in Box A ("Election and Description of Shares Deposited") at the address shown therein.

    3. SHARES HELD BY NOMINEES, TRUSTEES OR FIDUCIARIES

    Holders of record of shares of Common Stock who hold such shares of Common Stock as nominees, trustees or in other representative or fiduciary capacities (each a "Representative") may submit one or more Forms of Election covering the aggregate number of shares of Common Stock held by such Representative for the beneficial owners for whom the Representative is making a Cash Election. Any Representative who makes a Cash Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Common Stock for a particular beneficial owner of such shares.

F. NO FRACTIONAL SHARES OF COMMON STOCK

    The undersigned understands that if the holders of more than 2,111,966 shares of Common Stock elect to receive cash, there will be a pro rata reduction so that all of the holders who elect to receive cash will receive cash for some of their shares and keep the remainder of their shares. If you make a Cash Election and the resulting pro rata reduction would provide you with cash for a fractional share of Common Stock, the number of shares of Common Stock for which you will receive $7.00 per share will be rounded down to the nearest whole share (and you will keep an additional Non-Cash Election Share).

G. GENERAL INSTRUCTIONS

    1. EXECUTION AND DELIVERY

    This Form of Election, or a photocopy of it, should be property completed, dated and signed, and should be delivered, together with your Certificate(s) representing your shares of Common Stock (or a properly completed Guarantee of Delivery) to the Exchange Agent at the appropriate address set forth on the cover page to this Form of Election.

    THE METHOD OF DELIVERY OF THIS FORM OF ELECTION, THE CERTIFICATE(S) FOR SHARES OF COMMON STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE EXCHANGE AGENT. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. No alternative, conditional or contingent elections will be accepted.

    2. SIGNATURES

    The signature (or signatures, in the case of Certificate(s) owned by two or more joint holders) on this Form of Election must correspond exactly to the name inscribed on the face of the Certificate(s) sent to the Exchange Agent, unless the shares of Common Stock have been transferred by the holder of record. If there has been any such transfer, the signature(s) on this Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the Certificate(s) (see General Instruction 4 below).

    If shares of Common Stock are registered in different names on several Certificate(s), it will be necessary to complete, sign and submit a separate Form of Election for each different registration of Certificates. For example, if some Certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Forms of Election should be submitted.

    3. CHECKS AND/OR CERTIFICATES IN SAME NAME

    If checks in payment of any cash and/or any new share certificates are to be payable to the order of and/or registered in exactly the same name as inscribed on the surrendered Certificate(s), you will not be required to endorse the surrendered Certificates or make payment for transfer taxes or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see General Instruction 4(e) below.

    4. CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES

    (IGNORE THIS INSTRUCTION 4 IF THE FIRST SENTENCE OF INSTRUCTION 3 APPLIES)

    If checks in payment of any cash and/or any new share certificates are to be payable to the order of and/or registered in a different name from exactly the registered name inscribed on the surrendered Certificate(s) or delivered to a different address, please follow these instructions:

        (a) REGISTERED HOLDERS COMPLETING BOX B AND/OR BOX C . If the registered holder of Certificate(s) signs the Form of Election, the registered holder should complete Box B ("Special Issuance and Payment Instructions") and/or Box C ("Special Delivery Instructions") and have his signature guaranteed on this Form of Election. No endorsements or signature guarantees on Certificate(s) or stock powers are required in this case.

        (b) IF FORM OF ELECTION IS SIGNED BY PERSON OTHER THAN REGISTERED HOLDER--ENDORSEMENT AND STOCK TRANSFER GUARANTEE. The Certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such Certificate(s) to the person who is to receive the check or certificate(s) representing shares of Common Stock. The signature of the record holder on the endorsement or stock power(s) must correspond with the name that appears on the face of the Certificate(s) in every particular and must be guaranteed by an Eligible Institution (as defined below). If this General Instruction 4 applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or if it will need to help you locate an Eligible Institution. NOTARIES PUBLIC CANNOT EXECUTE ACCEPTABLE GUARANTEES OF SIGNATURES.

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        An "Eligible Institution" means:

           (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

           (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as those terms are defined in the Securities Exchange Act of 1934);

           (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

           (iv) National securities exchanges, registered securities associations and clearing agencies (as those terms are used in the Securities Exchange Act of 1934); and

           (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

        (c) TRANSFEREE'S SIGNATURE. If a Certificate has previously been properly transferred but the transfer has not yet been recorded on the books of the Company, this Form of Election must be signed by the transferee or by such transferee's agent and should not be signed by the transferor. The signature of such transferee or agent on this Form of Election must be guaranteed by an Eligible Institution if the transferee has completed Box B or Box C.

        (d) TRANSFER TAXES. In the event that any transfer or other tax becomes payable by reason of the issuance of a check in payment of any cash to a stockholder of the Company pursuant to the Merger and/or the issuance of any Certificate(s) representing shares of Common Stock in any name other than that of the record holder, the transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid. You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of shares or cash in a name different from that of the holder of record of any surrendered Certificate.

        (e) CORRECTION OF OR CHANGE IN NAME. For a correction in name that does not involve a change in ownership, the surrendered Certificate(s) should be appropriately endorsed; for example, "John A. Doe, incorrectly inscribed as John S. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered Certificate(s) should be appropriately endorsed; for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution.

    5. SUPPORTING EVIDENCE

    In case any Form of Election, Certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Form of Election, surrendered Certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Certificate(s). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

    6. NOTICE OF DEFECTS; RESOLUTION OF DISPUTES

    NONE OF THE COMPANY, THE BUYERS, MERGER SUB OR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION TO NOTIFY YOU OR ANYONE ELSE THAT THE EXCHANGE AGENT HAS NOT RECEIVED A PROPERLY COMPLETED FORM OF ELECTION FROM YOU OR THAT THE FORM OF ELECTION SUBMITTED BY YOU IS DEFECTIVE IN ANY WAY.

    Any and all disputes with respect to Forms of Election and elections made in respect of shares of Common Stock (including but not limited to matters relating to the Election Date, time limits, defects or irregularities in the surrender of any Certificate(s) and effectiveness of any election) will be resolved by the Exchange Agent and that decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right in its sole discretion to reject any and all Forms of Election and surrender of Certificate(s) that are deemed by it to be not in proper form or to waive any immaterial irregularities in any Form of Election or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

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    7. FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9

    Under federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing the cash payments being made to you as an electing stockholder. Federal law also requires each stockholder to provide the Exchange Agent with such stockholder's current TIN (E.G., social security number or employer identification number) on a Substitute Form W-9 set forth above. If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the IRS.

    Certain stockholders (including, among others, tax-exempt organizations and certain foreign persons), however, are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any cash payment made to the stockholder (or other payee if Instruction 4 applies). Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    If the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all such cash payments to be made to you until a TIN is provided to the Exchange Agent. If you do not provide the Exchange Agent with your TIN, you must complete the Certificate of Awaiting Taxpayer Identification Number.

    The stockholder is required to give the Exchange Agent the TIN of the record owner of the shares of Common Stock. If the shares of Common Stock are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

    Any checks representing cash and any Certificate(s) representing shares of Common Stock will be mailed to the address of the holder of record as indicated in Box A or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

    9. LOST STOCK CERTIFICATES

    If you are unable to locate the Certificate(s) representing your shares of Common Stock, contact the Company's Transfer Agent, American Stock Transfer & Trust Company, toll free in the United States at 800-937-5449 or collect at 1-718-921-8200. The Transfer Agent will instruct you on the procedures to follow. In order to make an effective election with respect to the lost Certificate(s) and receive the cash, you will be required to complete certain additional documentation and pay for an indemnity bond covering the lost Certificate(s). The cost of the bond will be based on the value of the shares of Common Stock represented by the lost Certificates.

    10. MISCELLANEOUS

    As soon as practicable after the Effective Time, the Exchange Agent will begin mailing and delivering checks and, if necessary, Certificates representing shares of Common Stock that you retain as a result of proration, if any, in exchange for Certificates representing shares of Common Stock that have been received by the Exchange Agent and for which an election to receive cash has been properly and timely made. There will be a delay, however, if backup withholding pursuant to General Instruction 7 applies.

    Requests for assistance may be directed to the Exchange Agent at the address and telephone number set forth on this Form of Election. Additional copies of the Proxy Statement or this Form of Election may be obtained from the Exchange Agent at the address set forth below. IMPORTANT: THIS FORM OF ELECTION, TOGETHER WITH CERTIFICATES (OR THE ATTACHED GUARANTEE OF DELIVERY, OR A FACSIMILE THEREOF), MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE ELECTION DATE.

    DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE ANNUAL MEETING WITH THIS FORM OF ELECTION; YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT FOR THAT PURPOSE.

                                     The Exchange Agent is:
                                     American Stock Transfer & Trust Company
                                     40 Wall Street, 46th Floor
                                     New York, NY 10005

                            TOLL FREE (800) 937-5449

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